SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported) :
                                   May 9, 2003

                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                                               11-2408943
 (State or other jurisdiction of              (IRS Employer Identification No.)
  incorporation or organization)

                         Commission File Number: 1-14064

 767 Fifth Avenue, New York, New York                      10153
(Address of principal executive offices)                 (Zip Code)

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 9.  Regulation FD Disclosure

The Estee Lauder Companies Inc. issued a press release reporting that the Company entered into a license agreement for fragrances and beauty products under the "Michael Kors" trademarks with Michael Kors L.L.C. and acquired the related business previously conducted by American Designer Fragrances, a division of LVMH. A copy of that press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             THE ESTEE LAUDER COMPANIES INC.

Date:  May 9, 2003                           By:   /s/Richard W. Kunes
                                                   ------------------------
                                                     Richard W. Kunes
                                                     Senior Vice President
                                                     and Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)

The
Estee                                                      NEWS
Lauder                                                     Contacts:
Companies Inc.
                                                           Media Relations:
                                                           Sally Susman
                                                          (212) 572-4430
767 Fifth Avenue
New York, NY 10153                                         Investor Relations:
                                                           Dennis D'Andrea
                                                          (212) 572-4384

                                                           Michael Kors, L.L.C.:
                                                           Anne Waterman
                                                          (212) 894-9265
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE


          THE ESTEE LAUDER COMPANIES TO MARKET MICHAEL KORS FRAGRANCES Luxury Brand Adds Depth, Dimension to Designer Fragrances Division.


May 9, 2003 (NEW YORK) - The Estee Lauder Companies Inc. (NYSE:EL) announced today that it has acquired Michael Kors Fragrances, the fragrance and beauty license previously held by American Designer Fragrances, a division of LVMH. Terms of the deal were not disclosed. Michael Kors Fragrances will become part of The Estee Lauder Companies' Aramis and Designer Fragrances Division, which is led by Patrick Bousquet-Chavanne, Group President, and John Karp, President.

The Michael Kors fragrance business was launched in 2000 with his signature FiFi award-winning women's fragrance, MICHAEL. MICHAEL for Men was launched in 2001 and received awards from the Fragrance Foundation and Cosmetic Executive Women. A new women's fragrance, KORS Michael Kors, was launched in February 2003. All fragrances, as well as ancillary bath and body products, are currently sold in department stores, specialty stores, at freestanding Michael Kors boutiques and over the Internet.

"We are very pleased about this new alliance with Michael Kors L.L.C.," said Patrick Bousquet-Chavanne. "We believe that the brand has significant growth potential, and we look forward to a long and productive relationship with Michael and his partners, Lawrence Stroll and Silas Chou, all of whom have tremendous track records. I know we can count on their energy and talent to make this collaboration a great success. The team at American Designer Fragrances has done a very good job developing the Michael Kors concept, and the Michael Kors fragrances have been well-received in the marketplace."

Michael Kors stated, "I am so thrilled to become part of The Estee Lauder Companies. They are truly the bell-weather in the beauty business... it's what everyone else aspires to become. I know that with their expertise, my fragrance business is in the best of hands."

"Silas and I approached The Estee Lauder Companies about partnering with us to take Michael's fragrance business to the next level, and together we are mapping out a long-term strategy to strengthen the brand and remain true to Michael's vision," said Lawrence Stroll, Co-Chairman of Michael Kors. "We were the Company's first designer licensor with Tommy Hilfiger, and we look forward to new opportunities ahead with the Michael Kors business."

"Michael is a leader in the fashion world, and the Michael Kors fragrances further strengthen our position in the designer fragrance arena," said John Karp. "This will be a powerful complement to our other designer licenses - Donna Karan, Tommy Hilfiger and Kate Spade - each of which represents a unique and highly successful business."

Michael Kors is one of the leading American designers for luxury sportswear. His range of products through his Collection and KORS Michael Kors labels includes women's and men's ready to wear; women's shoes, handbags and eyewear, as well as a full line of fragrance and beauty products for both men and women. His products are available at leading department and specialty stores throughout the world, as well as freestanding retail locations in New York and Tokyo.

The Estee Lauder Companies is one of the world's leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products. The Company's products are sold in more than 130 countries and territories under well-recognized brand names, including Estee Lauder, Aramis, Clinique, Prescriptives, Origins, M.A.C, La Mer, Bobbi Brown, Tommy Hilfiger, jane, Donna Karan, Aveda, Stila, Jo Malone, Bumble and bumble, kate spade beauty and Darphin.

The forward-looking statements in this press release, including those containing words like "will," "believe," and those in the various remarks involve risks and uncertainties. Factors that could cause actual results to differ materially from those forward-looking statements include the following:
     (i) increased competitive activity from companies in the skin care, makeup, fragrance and hair care businesses, some of which have greater resources than the Company does;
     (ii) the Company's ability to develop, produce and market new products on which future operating results may depend;
     (iii) consolidations, restructurings, bankruptcies and reorganizations in the retail industry causing a decrease in the number of stores that sell the Company's products, an increase in the ownership concentration within the retail industry, ownership of retailers by the Company's competitors and ownership of competitors by the Company's customers that are retailers;
     (iv) shifts in the preferences of consumers as to where and how they shop for the types of products and services the Company sells;
     (v) social, political and economic risks to the Company's foreign or domestic manufacturing, distribution and retail operations, including changes in foreign investment and trade policies and regulations of the host countries and of the United States;
     (vi) changes in the laws, regulations and policies, including changes in accounting standards, tax laws and regulations, trade rules and customs regulations, and the outcome and expense of legal or regulatory proceedings, that affect, or will affect, the Company's business;
     (vii) foreign currency fluctuations affecting the Company's results of operations and the value of its foreign assets, the relative prices at which the Company and its foreign competitors sell products in the same markets and the Company's operating and manufacturing costs outside of the United States;
     (viii)changes in global or local economic or other conditions that could affect consumer purchasing, the willingness of people to travel, the financial strength of our customers, the cost and availability of capital, which the Company may need for new equipment, facilities or acquisitions, and the assumptions underlying our critical accounting estimates;
     (ix) shipment delays, depletion of inventory and increased production costs resulting from disruptions of operations at any of the facilities which, due to consolidations in the Company's manufacturing operations, now manufacture nearly all of the Company's supply of a particular type of product (i.e., focus factories);
     (x) real estate rates and availability, which may affect the Company's ability to increase the number of retail locations at which the Company's products are sold and the costs associated with its executive offices;
     (xi)  changes in product mix to products which are less profitable;
     (xii) the Company's ability to acquire or develop e-commerce capabilities, and other new information and distribution technologies, on a timely basis and within the Company's cost estimates;
     (xiii)the Company's ability to capitalize on opportunities for improved efficiency, such as globalization, and to integrate acquired businesses and realize value therefrom; and
     (xiv) consequences attributable to the events that are currently taking place in Iraq and that took place in New York City and Washington, D.C. on September 11, 2001, including further attacks, retaliation and the threat of further attacks or retaliation.



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